Exhibit 99(b)

Revised Segment Results, with Annual Results for the Three Years Ended December 31, 2004, and Quarterly Results for the Six Quarters Ended June 30, 2005 (Pages 1-10)

Exhibit 99(b)

Revised Segment Results, with Annual Results for the Three Years Ended December 31, 2004, and Quarterly Results for the Six Quarters Ended June 30, 2005 (Pages 1-10)

GENERAL ELECTRIC CAPITAL SERVICES, INC.

Segment Operations

Revenues and segment profit for operating segments are shown below. As described in our Form 8-K filed June 23, 2005, the General Electric Company (GE) reorganized its businesses on July 5, 2005, around markets and customers. We believe this organization will help us accelerate growth, improve productivity and retain, as well as grow, the best management talent.

GE’s six reporting segments as of July 5, 2005, were as follows:

•
Commercial Financial Services - the combination of our previous Commercial Finance (excluding Aviation Services, Energy Financial Services and Transportation Finance) and Insurance segments and GE Equity, previously reported in the Equipment & Other Services segment

•	Consumer Finance - unchanged

•	Healthcare - unchanged

•
Industrial - the combination of our previous Consumer & Industrial and Advanced Materials segments, the security, sensing and Fanuc Automation businesses of our previous Infrastructure segment, the inspection technology business of our previous Transportation segment and Equipment Services, previously reported in the Equipment & Other Services segment

•
Infrastructure - the combination of our previous Energy and Transportation segments, the water business of our previous Infrastructure segment, and Aviation Services, Energy Financial Services and Transportation Finance of our previous Commercial Finance segment

•	NBC Universal - unchanged

GECS corporate items and eliminations includes the effects of eliminating transactions between operating segments for the registrant; liquidating businesses such as consolidated, liquidating securitization entities; under absorbed corporate overhead; the activities of functional departments such as tax and treasury; certain non-allocated amounts determined by the Chief Executive Officer; and a variety of sundry items. GECS corporate items and eliminations is not an operating segment, rather it is added to operating segment totals to reconcile to the consolidated totals of the financial statements.

The Chief Executive Officer allocates resources to, and assesses the performance of operations at the consolidated GE-level. GECS operations are a portion of those segments. We present in their entirety the four GE segments that include financial services operations. We also provide a one-line reconciliation to GECS-only results to eliminate the GE businesses that are not financial services businesses. In addition to providing GE segments in their entirety, we have also provided supplemental information for certain segments. Our Chief Executive Officer does not separately assess the performance of, or allocate resources among, these product lines.

(1)

Segment profit is determined based on internal performance measures used by the Chief Executive Officer to assess the performance of each business in a given period. In connection with that assessment, the Chief Executive Officer may exclude matters such as charges for restructuring; rationalization and other similar expenses; in-process research and development and certain other acquisition-related charges; certain gains and losses from dispositions; and litigation settlements or other charges, responsibility for which precedes the current management team.

Segment profit always excludes the effects of principal pension plans and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment’s management is measured - excluded in determining segment profit, which we refer to as “operating profit,” for GE Healthcare, GE NBC Universal and the industrial businesses of the GE Industrial and GE Infrastructure segments; included in determining segment profit, which we refer to as “net earnings,” for GE Commercial Financial Services, GE Consumer Finance, and the financial services businesses of the GE Industrial and GE Infrastructure segments.

All periods presented have been reclassified to conform to the changes in our organization effective July 5, 2005.

Consolidated

For the years ended December 31 (In millions)	2004	2003	2002

Revenues
GE Commercial Financial Services	$42,594	$43,121	$38,984
GE Consumer Finance	15,734	12,845	10,266
GE Industrial	30,722	24,988	26,154
GE Infrastructure	37,373	36,569	40,119
GECS corporate items and eliminations	2,075	1,619	760
Total revenues	128,498	119,142	116,283
Less portion of GE revenues not included in GECS	(57,219)	(54,409)	(57,568)
Total revenues in GECS	$71,279	$64,733	$58,715

Segment profit
GE Commercial Financial Services	$4,139	$5,009	$2,075
GE Consumer Finance	2,520	2,161	1,799
GE Industrial	1,833	1,385	1,837
GE Infrastructure	6,797	7,362	9,178
Total segment profit	15,289	15,917	14,889
GECS corporate items and eliminations	671	72	(62)
Less portion of GE profit not included in GECS	(7,573)	(8,001)	(10,152)
Total earnings in GECS before accounting changes	8,387	7,988	4,675
Cumulative effect of accounting changes	-	(339)	(1,015)
Total net earnings in GECS	$8,387	$7,649	$3,660

(2)

Consolidated

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues
GE Commercial Financial Services	$11,405	$10,936	$22,341
GE Consumer Finance	4,689	4,928	9,617
GE Industrial	7,668	8,253	15,921
GE Infrastructure	9,374	10,221	19,595
GECS corporate items and eliminations	220	205	425
Total revenues	33,356	34,543	67,899
Less portion of GE revenues not included in GECS	(14,375)	(15,565)	(29,940)
Total revenues in GECS	$18,981	$18,978	$37,959

Segment profit
GE Commercial Financial Services	$1,309	$1,156	$2,465
GE Consumer Finance	735	735	1,470
GE Industrial	526	635	1,161
GE Infrastructure	1,540	1,916	3,456
Total segment profit	4,110	4,442	8,552
GECS corporate items and eliminations	(60)	(15)	(75)
Less portion of GE profit not included in GECS	(1,782)	(2,128)	(3,910)
Total net earnings in GECS	$2,268	$2,299	$4,567

(3)

GE Commercial Financial Services

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues	$11,405	$10,936	$22,341

Net revenues
Total revenues	$11,405	$10,936	$22,341
Interest expense	1,529	1,598	3,127
Total net revenues	$9,876	$9,338	$19,214

Segment profit	$1,309	$1,156	$2,465

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$365,559	$360,771

(In millions)	First quarter	Second quarter	Six months

Revenues in GE
Capital Solutions	$2,889	$2,856	$5,745
Insurance	6,333	6,007	12,340
Real Estate	898	744	1,642

Segment profit in GE
Capital Solutions	$286	$325	$611
Insurance	383	284	667
Real Estate	310	240	550

Quarters ended (In millions)	First quarter	Second quarter

Total assets in GE
Capital Solutions	$86,230	$85,069
Insurance	177,933	175,107
Real Estate	36,299	35,619

(4)

GE Consumer Finance

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues	$4,689	$4,928	$9,617

Net revenues
Total revenues	$4,689	$4,928	$9,617
Interest expense	1,283	1,413	2,696
Total net revenues	$3,406	$3,515	$6,921

Segment profit	$735	$735	$1,470

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$149,912	$149,568

GE Industrial

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues	$7,668	$8,253	$15,921
Less portion of GE Industrial not included in GECS	(6,094)	(6,601)	(12,695)
Total revenues in GECS	$1,574	$1,652	$3,226

Segment profit	$526	$635	$1,161
Less portion of GE Industrial not included in GECS	(516)	(599)	(1,115)
Total segment profit in GECS	$10	$36	$46

Revenues in GE
Consumer & Industrial	$3,261	$3,576	$6,837
Equipment Services	1,574	1,652	3,226
Plastics	1,648	1,640	3,288

Segment profit in GE
Consumer & Industrial	$165	$227	$392
Equipment Services	10	36	46
Plastics	240	208	448

(5)

GE Infrastructure

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues	$9,374	$10,221	$19,595
Less portion of GE Infrastructure not included in GECS	(8,281)	(8,964)	(17,245)
Total revenues in GECS	$1,093	$1,257	$2,350

Segment profit	$1,540	$1,916	$3,456
Less portion of GE Infrastructure not included in GECS	(1,266)	(1,529)	(2,795)
Total segment profit in GECS	$274	$387	$661

Revenues in GE
Aircraft Engines	$2,590	$2,971	$5,561
Aviation Services	817	819	1,636
Energy	3,951	3,884	7,835
Energy Financial Services	228	382	610
Oil & Gas	641	763	1,404
Rail	756	892	1,648

Segment profit in GE
Aircraft Engines	$527	$690	$1,217
Aviation Services	163	185	348
Energy	577	625	1,202
Energy Financial Services	94	179	273
Oil & Gas	27	75	102
Rail	82	101	183

(6)

Consolidated

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues
GE Commercial Financial Services	$10,392	$10,319	$10,496	$11,387	$42,594
GE Consumer Finance	3,589	3,830	4,011	4,304	15,734
GE Industrial	7,036	7,673	7,635	8,378	30,722
GE Infrastructure	8,314	9,108	9,074	10,877	37,373
GECS corporate items and eliminations	645	76	289	1,065	2,075
Total revenues	29,976	31,006	31,505	36,011	128,498
Less portion of GE revenues not included in GECS	(12,791)	(14,127)	(13,892)	(16,409)	(57,219)
Total revenues in GECS	$17,185	$16,879	$17,613	$19,602	$71,279

Segment profit
GE Commercial Financial Services	$1,110	$827	$1,135	$1,067	$4,139
GE Consumer Finance	602	600	681	637	2,520
GE Industrial	368	450	402	613	1,833
GE Infrastructure	1,501	1,592	1,608	2,096	6,797
Total segment profit	3,581	3,469	3,826	4,413	15,289
GECS corporate items and eliminations	28	(142)	156	629	671
Less portion of GE profit not included in GECS	(1,638)	(1,804)	(1,729)	(2,402)	(7,573)
Total net earnings in GECS	$1,971	$1,523	$2,253	$2,640	$8,387

(7)

GE Commercial Financial Services

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$10,392	$10,319	$10,496	$11,387	$42,594

Net revenues
Total revenues	$10,392	$10,319	$10,496	$11,387	$42,594
Interest expense	1,214	1,230	1,288	1,448	5,180
Total net revenues	$9,178	$9,089	$9,208	$9,939	$37,414

Segment profit	$1,110	$827	$1,135	$1,067	$4,139

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$353,065	$349,260	$353,112	$363,593

(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues in GE
Capital Solutions	$2,652	$2,848	$2,877	$3,126	$11,503
Insurance	5,953	5,554	5,544	6,019	23,070
Real Estate	714	746	730	894	3,084

Segment profit in GE
Capital Solutions	$251	$268	$351	$455	$1,325
Insurance	410	53	120	(14)	569
Real Estate	245	262	243	374	1,124

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets in GE
Capital Solutions	$76,844	$78,787	$76,720	$80,514
Insurance	175,142	171,112	176,265	179,205
Real Estate	38,105	37,218	37,736	39,515

(8)

GE Consumer Finance

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$3,589	$3,830	$4,011	$4,304	$15,734

Net revenues
Total revenues	$3,589	$3,830	$4,011	$4,304	$15,734
Interest expense	773	844	908	1,039	3,564
Total net revenues	$2,816	$2,986	$3,103	$3,265	$12,170

Segment profit	$602	$600	$681	$637	$2,520

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$107,366	$116,851	$122,190	$151,255

GE Industrial

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$7,036	$7,673	$7,635	$8,378	$30,722
Less portion of GE Industrial not included in GECS	(5,463)	(6,067)	(5,970)	(6,651)	(24,151)
Total revenues in GECS	$1,573	$1,606	$1,665	$1,727	$6,571

Segment profit	$368	$450	$402	$613	$1,833
Less portion of GE Industrial not included in GECS	(384)	(437)	(372)	(558)	(1,751)
Total segment profit in GECS	$(16)	$13	$30	$55	$82

Revenues in GE
Consumer & Industrial	$3,097	$3,490	$3,423	$3,757	$13,767
Equipment Services	1,573	1,606	1,665	1,727	6,571
Plastics	1,374	1,492	1,485	1,715	6,066

Segment profit in GE
Consumer & Industrial	$149	$204	$163	$200	$716
Equipment Services	(16)	13	30	55	82
Plastics	137	115	94	220	566

(9)

GE Infrastructure

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$8,314	$9,108	$9,074	$10,877	$37,373
Less portion of GE Infrastructure
not included in GECS	(7,328)	(8,060)	(7,922)	(9,758)	(33,068)
Total revenues in GECS	$986	$1,048	$1,152	$1,119	$4,305

Segment profit	$1,501	$1,592	$1,608	$2,096	$6,797
Less portion of GE Infrastructure
not included in GECS	(1,254)	(1,367)	(1,357)	(1,844)	(5,822)
Total segment profit in GECS	$247	$225	$251	$252	$975

Revenues in GE
Aircraft Engines	$2,493	$2,756	$2,667	$3,178	$11,094
Aviation Services	715	777	792	875	3,159
Energy	3,297	3,472	3,417	4,400	14,586
Energy Financial Services	238	233	301	200	972
Oil & Gas	651	714	790	980	3,135
Rail	627	771	733	876	3,007

Segment profit in GE
Aircraft Engines	$475	$536	$518	$709	$2,238
Aviation Services	144	133	76	167	520
Energy	613	575	553	802	2,543
Energy Financial Services	92	81	146	57	376
Oil & Gas	49	61	98	123	331
Rail	84	139	140	153	516

(10)